   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 2, 1997

                                               REGISTRATION NO. 333 -
===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            USA WASTE SERVICES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Delaware                                                       73-1309529
             (STATE OR OTHER JURISDICTION OF                                        (I.R.S. EMPLOYER
              INCORPORATION OR ORGANIZATION)                                        IDENTIFICATION NO.)


       1001 Fannin Street, Suite 4000
       Houston, Texas                                                                      77002
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                         (ZIP CODE)


                            USA WASTE SERVICES, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

                            (FULL TITLE OF THE PLAN)

                              Gregory T. Sangalis
                 Vice President, General Counsel and Secretary
                            USA Waste Services, Inc.
                         1001 Fannin Street, Suite 4000
                              Houston, Texas 77002
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (713) 512-6200
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                        CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                  PROPOSED
                               AMOUNT              MAXIMUM            PROPOSED MAXIMUM
 TITLE OF SECURITIES            TO BE           OFFERING PRICE           AGGREGATE            AMOUNT OF
 TO BE REGISTERED             REGISTERED         PER SHARE(1)        OFFERING PRICE(2)     REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCK,  PAR
 VALUE $.01 PER SHARE
 ("COMMON STOCK")             1,000,000            $41.96875             $41,968,750            $12,718
===========================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h), based on the average of the high and low sales price of a share of the Company's Common Stock on the New York Stock Exchange on August 29, 1997.

===============================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Company with the Commission under the Exchange Act (File No. 1-12154) are hereby incorporated by reference in this Registration Statement:

     (i) The Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by its Annual Report on Form 10-K/A (Amendment No. 1) filed April 30, 1997;

     (ii) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997;

     (iii) the Company's Current Reports on Form 8-K filed January 13, 1997, January 24, 1997, February 6, 1997, February 7, 1997, March 27, 1997 (as amended by its Current Reports on Form 8-K/A filed April 15, 1997, and July 23,
1997) and April 17, 1997;

     (iv) the Company's Joint Proxy Statement and Prospectus, which is part of the Company's Registration Statement on Form S-4 (Registration No. 333-31979) filed on July 24, 1997; and

     (v) the description of the Common Stock contained in the Registration Statement on Form 8-A dated July 1, 1993, as amended by Form 8-B dated July 13, 1995.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of the filing of such documents.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Delaware law, a corporation may include provisions in its certificate of incorporation that will relieve its directors of monetary liability for breaches of their fiduciary duty to the corporation, except under certain circumstances, including a breach of the directors' duty of loyalty, acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of law, the approval of an improper payment of a dividend or an improper purchase by the corporation of stock or any transaction from which the director derived an improper personal benefit. The Company's Restated Certificate of Incorporation provides that the Company's directors are not liable to the Company or its stockholders for monetary damages for breach of their fiduciary duty, subject to the described exceptions specified by Delaware law.

     Section 145 of the Delaware General Corporation Law grants to the Company the power to indemnify each officer and director of the Company against liabilities and expenses incurred by reason of the fact that he is or was an officer or director of the Company if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Bylaws of the Company provide for indemnification of each officer and director of the Company to the fullest extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law also empowers the Company to purchase and maintain insurance on behalf of any person who is or was an officer or director of the Company against liability asserted against or incurred by him in any such capacity, whether or not the Company would have the power to indemnify such officer or director against such liability under the provisions of Section 145. The Company has purchased and maintains a directors' and officers' liability policy for such purpose.

     The Company has entered into Indemnification Agreements with each of its directors and executive officers. Such Indemnification Agreements provide that such persons (the "Indemnitees") will be indemnified and held harmless from all expenses, including (without limitation) reasonable fees and expenses of counsel, and all liabilities, including (without limitation) the amount of any judgments, fines, penalties, excise taxes and amounts paid in settlement, actually incurred by an Indemnitee with respect to any threatened, pending or completed claim, action (including any action by or in the right of the Company), suit or proceeding (whether formal or informal, or civil, criminal, administrative, legislative, arbitrative or investigative) in respect of which such Indemnitee is, was or at any time becomes, or is threatened to be made, a party, witness, subject or target, by reason of the fact that such Indemnitee is or was a director, officer, agent or fiduciary of the Company or serving at the request of the Company as a director, officer, employee, fiduciary or representative of another enterprise. Such Indemnification Agreements also provide that the Company, if requested to do so by an Indemnitee, will advance to such Indemnitee, prior to final disposition of any proceeding, the expenses actually incurred by the Indemnitee subject to the obligation of the Indemnitee to refund if it is ultimately determined that such Indemnitee was not entitled to indemnification.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    EXHIBITS.

             Exhibit No.                  Exhibit
             -----------                  -------
                 4.1   Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the
                       Company's  Registration Statement on Form S-4 ( File No. 33-60103)).

                 4.2   Amendment to Restated Certificate of Incorporation of the Company
                       (incorporated by reference to Exhibit 3.1(a) to the Company's Quarterly
                       Report on Form 10-Q for the three months ended March 31, 1996).

                 4.3   Conformed Copy of Restated Certificate of Incorporation as amended of the Company (incorporated by reference to Exhibit 3.1(b) to the
                       Company's Quarterly Report on Form 10-Q for the three months ended March
                       31, 1996).

                 4.4   Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Post-
                       Effective Amendment No. 1 to the Company's Registration Statement on
                       Form S-4 (File No. 33-60103)).

                *5.1   Opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

                23.1   Consent of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. [Contained in
                       Exhibit 5.1].

               *23.2   Consent of Coopers & Lybrand L.L.P.

               *23.3   Consent of Coopers & Lybrand, Chartered Accountants

                24.1   Power of Attorney [Included on Page II-5].

                99.1   USA Waste Services, Inc. 1997 Employee Stock Purchase Plan (incorporated by reference to Appendix D to the Company's Registration Statement on
                       Form S-4 (File No. 333-31979)).

---------------------
*  Filed herewith

ITEM 9.    UNDERTAKINGS.

      The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 2nd day of September, 1997.

                                                USA WASTE SERVICES, INC.


                                                By:    /s/ JOHN E. DRURY
                                                      -----------------------
                                                      John E. Drury
                                                      Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John E. Drury, Earl E. DeFrates and Gregory T. Sangalis and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this registration statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 2, 1997.

                        Signature                                                Title
                        ---------                                                -----
/s/ JOHN E. DRURY                                         Chairman of the Board and Chief Executive Officer
-------------------------------------------------------   (Principal executive officer)
John E. Drury

/s/ RODNEY R. PROTO                                       President, Chief Operating Officer and Director
-------------------------------------------------------
Rodney R. Proto

/s/ EARL E. DeFRATES                                      Executive Vice President and Chief Financial
-------------------------------------------------------   Officer (Principal financial officer)
Earl E. DeFrates

/s/ BRUCE E. SNYDER                                       Vice President and Chief Accounting Officer
-------------------------------------------------------   (Principal accounting officer)
Bruce E. Snyder

/s/ RALPH F. COX                                          Director
-------------------------------------------------------
Ralph F. Cox

/s/ RICHARD J. HECKMANN                                   Director
-------------------------------------------------------
Richard J. Heckmann

/s/ RICHARD D. KINDER
-------------------------------------------------------   Director
Richard D. Kinder

/S/ LARRY J. MARTIN                                       Director
-------------------------------------------------------
Larry J. Martin

/s/ WILLIAM E. MOFFETT                                    Director
-------------------------------------------------------
William E. Moffett

/s/ ALEXANDER W. RANGOS                                   Director
-------------------------------------------------------
Alexander W. Rangos

/s/ JOHN G. RANGOS, SR.                                   Director
-------------------------------------------------------
John G. Rangos, Sr.

/s/ KOSTI SHIRVANIAN                                      Director
-------------------------------------------------------
Kosti Shirvanian

/s/ DAVID SUTHERLAND-YOEST                                Director
-------------------------------------------------------
David Sutherland-Yoest

/s/ JEROME B. YORK                                        Director
-------------------------------------------------------
Jerome B. York

                                 EXHIBIT INDEX

             Exhibit No.                  Exhibit
             -----------                  -------
                 4.1   Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the
                       Company's  Registration Statement on Form S-4 ( File No. 33-60103)).

                 4.2   Amendment to Restated Certificate of Incorporation of the Company
                       (incorporated by reference to Exhibit 3.1(a) to the Company's Quarterly
                       Report on Form 10-Q for the three months ended March 31, 1996).

                 4.3   Conformed Copy of Restated Certificate of Incorporation as amended of the Company (incorporated by reference to Exhibit 3.1(b) to the
                       Company's Quarterly Report on Form 10-Q for the three months ended March
                       31, 1996).

                 4.4   Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Post-
                       Effective Amendment No. 1 to the Company's Registration Statement on
                       Form S-4 (File No. 33-60103)).

                *5.1   Opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

                23.1   Consent of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. [Contained in
                       Exhibit 5.1].

               *23.2   Consent of Coopers & Lybrand LLP.

               *23.3   Consent of Coopers & Lybrand, Chartered Accountants

                24.1   Power of Attorney [Included on Page II-5].

                99.1   USA Waste Services, Inc. 1997 Employee Stock Purchase Plan (incorporated by reference to Appendix D to the Company's Registration Statement on
                       Form S-4 (File No. 333-31979)).

---------------------
*  Filed herewith